(Principal Preservation Logo)

                             Cash Reserve Portfolio
                                 Class X Shares
                                (Retail Shares)


                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1998
                                  ------------

                          (Pricipal Preservation Logo)

                             Cash Reserve Portfolio
                                 Class Y Shares
                             (Institutional Shares)

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS



                               DECEMBER 31, 1998
                                  ------------

                        (B.C. Zeigler and Company Logo)

                             Cash Reserve Portfolio
                                 Class X Shares
                                (Retail Shares)

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS



                               DECEMBER 31, 1998
                                  ------------

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL SHARES)



                         ANNUAL REPORT TO SHAREHOLDERS


                                                               February 25, 1999

Dear Shareholder:

  I am pleased to provide you with this annual report for the retail shares (Class X) of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. Since December 31, 1997, the Cash Reserve Portfolio's assets grew from approximately $156,000,000 to $167,300,000. Total assets of the Principal Preservation Mutual Fund Family grew from $472,000,000 at December 31, 1997 to $602,000,000 at December 31, 1998. During the year, investors remained focused on the broad-based stock market.

  Short-term interest rates, as measured by the 90-day U.S. Treasury Bill, fell from 5.3% at December 31, 1997, to 4.50% at December 31, 1998. From late September 1998 through mid November, the Federal Reserve Board reduced the target Federal Funds rate in a series of three moves of one quarter of a percent (0.25%) each. As a result, bond prices increased strongly during the last two months of the year. Although many domestic economic indicators have been positive, the portfolio manager does not anticipate any dramatic movement in short and long term interest rates for the near term.

  The portfolio manager increased the percentage of the Portfolio's assets invested in commercial paper during the year. However, he reduced the Portfolio's exposure to A1/P1 rated commercial paper from 80% at June 30, 1998 to approximately 74% at year end. Overnight repurchase agreements constituted 13% of net assets, which was unchanged from last year. The remaining 13% of the Portfolio's net assets was invested in U.S. Government and Agency obligations. The manager increased his U.S. Government and Agency holdings, because those securities offered superior yields as compared to commercial paper. The seven-day annualized yield at December 31, 1998 for the Cash Reserve Portfolio's retail shares was 4.31%, as compared to Donaghue's first tier average money market yield of 4.52%.

  We sincerely thank you for your continued trust with us at Principal Preservation.
                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO


The accompanying report was prepared for shareholders who own retail shares of the Cash Reserve Portfolio. It does not constitute an offer to sell. Any investor wishing to receive more information about the Cash Reserve Portfolio or any of Principal Preservation's other portfolios should obtain a prospectus.
The prospectus includes a discussion of the investment objective, all sales charges and expenses, and investment risks of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL SHARES)



                         ANNUAL REPORT TO SHAREHOLDERS


                                                               February 25, 1999

Dear Shareholder:

  I am pleased to provide you with this annual report for the institutional shares (Class Y) of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. Since December 31, 1997, the Cash Reserve Portfolio's assets grew from approximately $156,000,000 to $167,300,000. Total assets of the Principal Preservation Mutual Fund Family grew from $472,000,000 at December 31, 1997 to $602,000,000 at December 31, 1998. During the year, investors remained focused on the broad-based stock market.

  Short-term interest rates, as measured by the 90-day U.S. Treasury Bill, fell from 5.3% at December 31, 1997, to 4.50% at December 31, 1998. From late September 1998 through mid November, the Federal Reserve Board reduced the target Federal Funds rate in a series of three moves of one quarter of a percent (0.25%) each. As a result, bond prices increased strongly during the last two months of the year. Although many domestic economic indicators have been positive, the portfolio manager does not anticipate any dramatic movement in short and long term interest rates for the near term.

  The portfolio manager increased the percentage of the Portfolio's assets invested in commercial paper during the year. However, he reduced the Portfolio's exposure to A1/P1 rated commercial paper from 80% at June 30, 1998 to approximately 74% at year end. Overnight repurchase agreements constituted 13% of net assets, which was unchanged from last year. The remaining 13% of the Portfolio's net assets was invested in U.S. Government and Agency obligations. The manager increased his U.S. Government and Agency holdings, because those securities offered superior yields as compared to commercial paper. The seven-day annualized yield at December 31, 1998 for the Cash Reserve Portfolio's institutional shares was 4.67%, as compared to Donaghue's institutional average money market yield of 4.68%.

  We sincerely thank you for your continued trust with us at Principal Preservation.
                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO


The accompanying report was prepared for shareholders who own institutional shares of the Cash Reserve Portfolio. It does not constitute an offer to sell. Any investor wishing to receive more information about the Cash Reserve Portfolio or any of Principal Preservation's other portfolios should obtain a prospectus. The prospectus includes a discussion of the investment objective, all sales charges and expenses, and investment risks of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL SHARES)
FINANCIAL HIGHLIGHTS

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                      1998           1997           1996           1995           1994
                                                     -------        -------        -------        -------        -------
(Selected data for each retail share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period..............   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                     -------        -------        -------        -------        -------
Income from investment operations:
   Net investment income .........................      0.05           0.05           0.05           0.05           0.04
Less distributions:
   Dividends from net investment income ..........    (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                                     -------        -------        -------        -------        -------
Net asset value, end of period....................   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                     -------        -------        -------        -------        -------
                                                     -------        -------        -------        -------        -------
Total investment return (a)<F1>...................     4.77%          4.80%          4.78%          5.32%          3.64%
Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand) ..  $147,995       $122,710        $89,946        $86,590        $52,593
   Ratio of expenses to
     average net assets (b)<F2> ..................     0.89%          0.86%          0.78%          0.79%          1.05%
   Capital contributions (c)<F3> .................        --          0.13%             --          0.06%             --
   Ratio of net investment income
     to average net assets (b)<F2> ...............     4.65%          4.71%          4.73%          5.23%          3.62%

Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X (Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares. Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 and later periods reflect the new dual class structure.

(a)<F1>In 1997, 1995 and 1994, the advisers to Prime and their predecessors made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67%, 5.26% and 1.91% for 1997, 1995 and 1994, respectively.

(b)<F2>Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser. For the years ended December 31, 1998, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                      1998           1997           1996           1995           1994
                                                     -------        -------        -------        -------        -------
   Ratio of expenses to average net assets .......     0.96%          0.94%          0.99%          1.16%          1.32%
   Ratio of net investment income
     to average net assets .......................     4.58%          4.63%          4.63%          4.86%          3.35%

(c)<F3>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended December 31, 1995, capital contributions were presented in the financial statements of both the Fund and Prime. Prior to that time, they were shown only in Prime's financial statements.

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL SHARES)
FINANCIAL HIGHLIGHTS

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                          1998                1997                1996
                                                                         -------             -------             -------
(Selected data for each institutional share of the Fund
  outstanding throughout the periods)
Net asset value, beginning of period.............................        $  1.00             $  1.00             $  1.00
                                                                         -------             -------             -------
Income from investment operations:
 Net investment income ..........................................           0.05                0.05                0.05
Less distributions:
 Dividends from net investment income ...........................         (0.05)              (0.05)              (0.05)
                                                                         -------             -------             -------
Net asset value, end of period...................................        $  1.00             $  1.00             $  1.00
                                                                         -------             -------             -------
                                                                         -------             -------             -------
Total investment return (b)<F5>..................................          5.15%               5.21%               5.20%
Ratios/Supplemental Data:
 Net assets, end of period (nearest thousand) ...................        $19,889             $33,057             $35,120
 Ratio of expenses to average net assets (a)<F4> ................          0.48%               0.45%               0.34%
 Capital contribution ...........................................             --               0.17%                  --
 Ratio of net investment income to average net assets (a)<F4> ...          5.06%               5.10%               4.95%

(a)<F4> For the years ended December 31, 1998, 1997 and 1996, respectively, the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the annualized ratios would have been as follows:

  Ratio of expenses to average net assets........................          0.55%               0.54%               0.54%
  Ratio of net investment income to average net assets...........          4.99%               5.01%               4.75%

(b)<F5> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.
-------------------------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
BALANCE SHEET
DECEMBER 31, 1998


ASSETS:
  Investments in Securities, at amortized cost and value:
    U.S. Government and Agency Obligations.......................  $22,075,717
    Investments in Repurchase Agreements.........................   20,242,937
    Short-term investments.......................................  125,744,465
  Interest receivable............................................       41,584
  Other assets...................................................        8,803
                                                                  ------------
    Total Assets.................................................  168,113,506
LIABILITIES:
  Dividends payable (Institutional Class Y)..........   $72,305
  Management fees....................................    29,218
  Accrued expenses...................................   127,696
                                                        -------
    Total Liabilities............................................      229,219
                                                                  ------------
NET ASSETS....................................................... $167,884,287
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
  Capital stock.................................................. $167,882,211
  Undistributed net investment income............................        1,380
  Undistributed accumulated net realized gain....................          696
                                                                  ------------
    Net Assets................................................... $167,884,287
                                                                  ------------
                                                                  ------------
INSTITUTIONAL CLASS Y
  Net Assets (in 000's)..........................................   $   19,889
  Shares Authorized (in 000's)...................................      200,000
  Shares Issued and Outstanding (in 000's).......................       19,888
  Net asset value and redemption price per share.................        $1.00
RETAIL CLASS X
  Net Assets (in 000's)..........................................   $  147,995
  Shares Authorized (in 000's)...................................      200,000
  Shares Issued and Outstanding (in 000's).......................      147,994
  Net asset value and redemption price per share.................        $1.00

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
  Interest........................................................  $9,102,646
                                                                     ---------
  Total investment income.........................................   9,102,646
                                                                     ---------
EXPENSES:
  Investment advisory fees.............................     329,759
  Administration fees..................................     247,327
  Shareholder servicing fees Class X...................     347,848
  Distribution fees Class X............................     208,719
  Professional fees....................................     120,918
  Depository fees......................................      51,501
  Proxy expenses.......................................      29,236
  Directors fees.......................................      22,107
  Registration fees....................................      27,070
  Transfer agent fees Class X..........................       4,426
  Transfer agent fees Class Y..........................       3,354
  Pricing..............................................       2,889
  Printing and postage fees Class X....................      25,531
  Printing and postage fees Class Y....................       2,487
  Deferred organization expense........................       8,215
  Miscellaneous expenses...............................       2,152
                                                          ---------
      Total expenses...................................   1,433,539
  Less:   Waiver by the Adviser/Administrator..........    (102,246)
                                                          ---------
  Net expenses....................................................   1,331,293
                                                                     ---------
NET INVESTMENT INCOME.............................................   7,771,353
NET INVESTMENT GAIN FROM PORTFOLIO SALES..........................         696
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $7,772,049
                                                                     ---------
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE          FOR THE
                                                YEAR ENDED        YEAR ENDED
                                               DECEMBER 31,      DECEMBER 31,
                                                   1998              1997
                                               ------------      ------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income .....................    $ 7,771,353      $ 6,696,865
  Net realized gain .........................            696               --
                                                ------------     ------------
      Net increase in net assets
        resulting from operations ...........      7,772,049        6,696,865
                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ...............    617,229,087      426,546,772
  Net asset value of shares issued
    in distributions ........................      6,716,763        5,339,583
  Cost of shares redeemed ...................   (611,830,421)    (401,383,135)
                                                ------------     ------------
      Net increase in net assets
        from capital share transactions .....     12,115,429       30,503,220
                                                ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class X Shares ............................     (6,464,559)      (4,796,186)
  Class Y Shares ............................     (1,306,467)      (1,901,526)
                                                ------------     ------------
      Total distributions ...................     (7,771,026)      (6,697,712)
CAPITAL CONTRIBUTIONS........................             --          196,962
                                                ------------     ------------
      Total increase in net assets ..........     12,116,452       30,699,335
NETASSETS:
  Balance at beginning of period ............    155,767,835      125,068,500
                                                ------------     ------------
  Balance at end of period ..................   $167,884,287     $155,767,835
                                                ------------     ------------
                                                ------------     ------------
The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


NOTE 1 - ORGANIZATION

Principal Preservation Portfolios, Inc. (the "Company"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio (which commenced operations on January 1, 1999). This report presents information only for the Cash Reserve Portfolio (the "Fund"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

The Fund is a separate series of the Company, a Maryland corporation organized in 1984. The Fund's investment objective is a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund commenced operations on April 5, 1993. Institutionalshares were first offered on January 1, 1996.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Shares) and Class Y Common Stock (Institutional Shares). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as Retail Shares. Financial highlights presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1998 the Fund has Federal income tax capital loss carryforwards of $553,333 and $139,400 expiring in 2003 and 2002, respectively. Management does not intend to make any distributions of future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) DEFERRED ORGANIZATION EXPENSES - Expenses incurred by Retail Shares in connection with its organization and the initial public offering of its shares are being amortized by the Fund over the period of benefit, but not to exceed five years from the commencement of operations. These expenses were advanced by B.C. Ziegler and Company ("BCZ"), a wholly-owned subsidiary of The Ziegler Companies, Inc., who was reimbursed by the Fund.

  e) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

  f) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  g) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

     Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, ZAMI receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 1998, the Fund incurred administration fees of $247,327. ZAMI voluntarily waived $102,246 of its collective advisory and administrative fees during the year ended December 31, 1998. This waiver may be discontinued at any time by ZAMI.

  b) INVESTMENT ADVISORY FEES - ZAMI is also the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1998, the Fund incurred total Advisory fees of $329,759.

  c) DISTRIBUTION FEES - The Class X Retail Shares of the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of Retail Shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets of Retail Shares. For the year ended December 31, 1998, the Fund incurred distribution fees aggregating $208,719.

  d) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers in the Class X Retail Shares. Under this agreement, BCZ receives a fee of up to 0.25% of the average daily net assets attributable to Retail Shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all shareholder accounts holding Retail Shares which are not serviced separately by a shareholder servicing agent and for all shareholder accounts holding Institutional Shares. Fees currently charged by BCZ to each class of shares for this service are $16 per shareholder account. For the year ended December 31, 1998, the Fund incurred shareholder servicing fees aggregating $347,848.

  e) DEPOSITORY FEES - Prior to May 1, 1998, BCZ provided the Fund with depository services. For these services, the Fund paid BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the year ended December 31, 1998, the Fund paid depository fees of $6,981 to BCZ.

  f) FUND ACCOUNTING FEES - The Fund has entered into an agreement with BCZ to provide the Fund with Accounting/Pricing services. For these services, the Fund currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the year ended December 31, 1998, the Fund incurred total fund accounting fees of $54,625.

NOTE 4 - CAPITAL CONTRIBUTION


During the year ended December 31, 1997, the Ziegler Companies, Inc. contributed capital to the Cash Reserve Portfolio to offset 1996 realized losses of $53,333 and 1995 realized losses of $140,095. Neither the Ziegler Companies, Inc. nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of the Fund.

NOTE 5 - CAPITAL SHARE TRANSACTIONS

(a) The Company has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Company's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio (which commenced operations on January 1, 1999), and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Company may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

(b) Capital share activity during the years ended December 31, 1997 and December 31, 1998, respectively, were as follows:

                                                     CLASS X       CLASS Y
                                                     -------       -------
            SHARES OUTSTANDING
               AT DECEMBER 31, 1996  ..............   90,079        35,184
               Shares sold ........................  134,735       291,812
               Shares reinvested  .................    4,795           545
               Shares redeemed .................... (106,899)     (294,484)
                                                   ---------     ---------
            SHARES OUTSTANDING
               AT DECEMBER 31, 1997  ..............  122,710        33,057
               Shares sold ........................  431,149       186,080
               Shares reinvested  .................    6,464           253
               Shares redeemed .................... (412,329)     (199,501)
                                                   ---------     ---------
            SHARES OUTSTANDING AT
               AT DECEMBER 31, 1998 ...............  147,994        19,889
                                                   ---------     ---------
                                                   ---------     ---------

CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

      PRINCIPAL                                                                             MATURITY   INTEREST      VALUE
       AMOUNT                                                                                 DATE       RATE      (NOTE 2A)
     -----------                                                                             ------      -----      --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 13.2%
FEDERAL FARM CREDIT BANK ("FFCB")
$     2,000,000  FFCB Note ................................................................  2/1/99     4.850%   $  1,999,559
                                                                                                                 ------------
                 Total Federal Farm Credit Bank ...........................................                         1,999,559
                                                                                                                 ------------
FEDERAL HOME LOAN BANK ("FHLB")
      5,000,000  FHLB Note ................................................................ 1/22/99     4.980       4,985,213
                                                                                                                 ------------
                 Total Federal Home Loan Bank .............................................                         4,985,213
                                                                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
      5,000,000  FHLMC Note ............................................................... 1/14/99     5.100       4,990,846
      5,000,000  FHLMC Note ...............................................................  1/6/99     5.070       4,996,479
        592,199  FHLMC Pool #G50157 .......................................................  5/1/99     5.000         591,136
        590,165  FHLMC Pool #G50163 .......................................................  5/1/99     5.000         588,650
        668,570  FHLMC Pool #L90195 .......................................................  4/1/99     6.000         668,570
                                                                                                                 ------------
                 Total Federal Home Loan Mortgage Corporation .............................                        11,835,681
                                                                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
      1,250,000  FNMA Note ................................................................ 6/03/99     6.310       1,255,613
                                                                                                                 ------------
                 Total Federal National Mortgage Association ..............................                         1,255,613
                                                                                                                 ------------
STUDENT LOAN MARKETING ASSOCIATION ("SLMA")
      2,000,000  SLMA Note  ............................................................... 12/2/99   5.288(a)<F6>  1,999,651
                                                                                                                 ------------
                 Total Student Loan Marketing Association .................................                         1,999,651
                                                                                                                 ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..............................................                        22,075,717
                                                                                                                 ------------
Short Term -- 87.0%
COMMERCIAL PAPER
      4,000,000  American General Finance Corporation ..................................... 1/19/99     5.320%      3,989,360
      3,000,000  American General Finance Corporation ..................................... 1/11/99     5.350       2,995,542
      5,500,000  American Express Credit Corporation ...................................... 1/11/99     5.500       5,491,597
      2,500,000  American Express Credit Corporation ......................................  1/7/99     5.000       2,497,917
      4,000,000  Associates Corporation ................................................... 1/11/99     5.150       3,994,278
      3,000,000  Associates Corporation ...................................................  1/7/99     5.330       2,997,335
      3,000,000  The CITGroup Holdings Corporation ........................................ 1/28/99     5.330       2,988,008
      5,000,000  The CITGroup Holdings Corporation ........................................ 1/22/99     5.350       4,984,396
      3,500,000  Commercial Credit Corporation ............................................ 1/11/99     5.300       3,494,847
      3,500,000  Commercial Credit Corporation ............................................  1/6/99     5.350       3,497,399
      7,000,000  E.I. du Pont de Nemours and Company ...................................... 1/15/99     5.120       6,986,008
      2,000,000  Ford Motor Credit Corporation ............................................ 1/22/99     5.160       1,993,980
      1,000,000  Ford Motor Credit Corporation ............................................  1/8/99     5.350         998,960
      5,000,000  Ford Motor Credit Corporation ............................................  1/6/99     5.140       4,996,431
      3,000,000  General Electric Capital Corporation ..................................... 2/11/99     5.150       2,982,404
      5,000,000  General Electric Capital Corporation ..................................... 1/13/99     5.140       4,991,433
      4,000,000  General Motors Acceptance Corporation .................................... 1/27/99     5.160       3,985,093
      4,000,000  General Motors Acceptance Corporation .................................... 1/13/99     5.360       3,992,853
      3,500,000  Household Finance Corporation ............................................ 1/14/99     5.330       3,493,263
      3,500,000  Household Finance Corporation ............................................  1/4/99     5.150       3,498,498
      3,000,000  IBM Credit Corporation ................................................... 1/12/99     5.030       2,995,389
      4,000,000  IBM Credit Corporation ...................................................  1/5/99     5.310       3,997,640
      4,000,000  John Deere Capital Corporation ........................................... 1/20/99     5.070       3,989,296
      4,000,000  John Deere Capital Corporation ........................................... 1/15/99     5.250       3,991,833
      7,000,000  Marshall &Ilsley Corporation  ............................................ 1/12/99     5.140       6,989,006
      4,000,000  Merrill Lynch  ........................................................... 1/29/99     5.330       3,983,418
      3,500,000  Merrill Lynch  ........................................................... 1/14/99     5.090       3,493,567
      5,000,000  Norwest Financial Corporation ............................................  2/4/99     5.320       4,974,878
      2,500,000  Norwest Financial Corporation ............................................  1/8/99     5.030       2,497,555
      3,500,000  Prudential Funding Corporation ...........................................  1/8/99     5.390       3,496,332
      3,500,000  Prudential Funding Corporation ...........................................  1/5/99     5.350       3,497,919
      3,000,000  Toyota Motor Credit Corporation .......................................... 1/21/99     5.130       2,991,450
      4,000,000  Toyota Motor Credit Corporation ..........................................  1/7/99     5.130       3,996,580
                                                                                                                 ------------
                 Total Commercial Paper ...................................................                       125,744,465
Repurchase Agreement
     20,242,937  First Boston Corporation .................................................  1/4/99     4.750      20,242,937
                                                                                                                 ------------
                   (Agreement dated 12/31/98, collateralized by
                   $20,475,000 U.S. Treasury Notes, at 5.625%,
                   due 11/30/99, $20,753,841 market value)
TOTAL SHORT TERM  .........................................................................                       145,987,402
                                                                                                                 ------------
Total Investments, at Amortized Cost.......................................................                     $ 168,063,119
                                                                                                                 ------------
                                                                                                                 ------------

NOTES TO SCHEDULE OF INVESTMENTS
(a)<F6> The security has a floating/variable rate coupon payment tied to the 3 month T-Bill rate.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

CASH RESERVE PORTFOLIO




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Cash Reserve Portfolio:


  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Cash Reserve Portfolio as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 1995 and all prior periods presented were audited by other auditors whose report dated February 26, 1996 expressed an unqualified opinion.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Cash Reserve Portfolio as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
January 15, 1999

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 178-2/99

PPP 809-2/99

BCZ 172-2/99